                                                                    EXHIBIT 99.3

                             REPORT OF THE AUDITORS

To the Board of Directors and Shareholders
GSS Array Technology Public Company Limited

   We have examined the consolidated statements of income and retained earnings and cash flows for year ended November 24, 1997 of GSS Array Technology Public Company Limited and its subsidiaries. Our examination was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as we considered necessary in the circumstances.

   In our opinion, the aforementioned consolidated financial statements present fairly the results of operations and the cash flows of GSS Array Technology Public Company Limited and its subsidiaries for the year ended November 24, 1997, in conformity with generally accepted accounting principles applied on a consistent basis.

                                          /s/ Deloitte Touche Tohmatsu Jaiyos

Bangkok
December 25, 1997

          GSS ARRAY TECHNOLOGY PUBLIC COMPANY LIMITED AND SUBSIDIARIES

                   STATEMENTS OF INCOME AND RETAINED EARNINGS

                      For the Year Ended November 24, 1997

                                                                   Consolidated
                                                                   ------------
                                                                    BAHT: '000
Revenues
  Sales...........................................................  7,681,687
  Other income
    Gain on exchange..............................................    107,794
    Others........................................................     29,581
                                                                    ---------
      Total Revenues..............................................  7,819,062
                                                                    ---------
Expenses
  Cost of sales...................................................  7,006,905
  Selling and administrative expenses.............................    504,969
  Amortization of goodwill........................................     31,515
  Interest expenses...............................................    158,612
                                                                    ---------
      Total Expenses..............................................  7,702,001
                                                                    ---------
Profit Before Infrequent Items, Income Tax and Extraordinary
 Item.............................................................    117,061
Infrequent Items (Note 20)
  Severance pay...................................................     17,382
  Relocation expenses.............................................      6,887
                                                                    ---------
Profit Before Income Tax and Extraordinary Item...................     92,792
Income Tax (Note 3.11)............................................      7,510
                                                                    ---------
Profit Before Extraordinary Item..................................     85,282
Extraordinary Item--Loss on the Application of the Managed Float
 Exchange System (Notes 3.10 and 14) (less applicable income tax
 benefit of Baht 36,334 thousand).................................   (222,896)
                                                                    =========
Net (Loss)........................................................   (137,614)
                                                                    =========
Unappropriated Retained Earnings Brought Forward..................    567,372
Net Profit (Loss).................................................   (137,614)
Less Appropriations for prior year:
  Directors' remuneration.........................................     (1,980)
                                                                    ---------
Unappropriated Retained Earnings Carried Forward..................    427,778
                                                                    =========
Net Profit (Loss) Per Share (Note 3.12)...........................
  Profit before extraordinary item........................... Baht       4.06
  Extraordinary item......................................... Baht     (10.61)
  Net (loss)................................................. Baht      (6.55)

 Notes to the consolidated financial statements form an integral part of these statements.

          GSS ARRAY TECHNOLOGY PUBLIC COMPANY LIMITED AND SUBSIDIARIES

                            STATEMENTS OF CASH FLOWS

                      For The Year Ended November 24, 1997

                                                                   Consolidated
                                                                   ------------
                                                                    Baht: '000
Cash Flows from Operating Activities
  Net (loss)......................................................   (137,614)
  Adjustments to reconcile net profit (loss) to net cash provided
   (used) by operating activities:
    Allowance for doubtful accounts...............................      1,289
    Depreciation and amortization.................................    247,330
    Amortization of goodwill......................................     31,515
    Net increase in deferred income tax...........................    (49,815)
    Net loss on exchange..........................................    329,404
    Loss on the application of the managed float exchange system..    259,230
                                                                     --------
  Income from operations before changes in operating assets and
   liabilities....................................................    681,339
  (Increase) Decrease in operating assets
    Trade accounts and notes receivable...........................   (195,949)
    Short-term loans and advance to related parties...............        --
    Inventories...................................................   (786,184)
    Other current assets..........................................     25,378
    Other assets..................................................     (1,106)
  Increase (Decrease) in operating liabilities
    Trade accounts and notes payable..............................    667,326
    Short-term loans and advance to related parties...............        --
    Other current liabilities.....................................    116,744
    Other liabilities.............................................     10,338
    Directors' remuneration.......................................     (1,980)
                                                                     --------
      Net cash provided by operating activities...................    515,906
                                                                     --------
Cash Flows from Investing Activities
  Decrease in deposit with maturity of more than 3 months.........      3,008
  Net (increase) in property, plant and equipment.................   (454,946)
                                                                     --------
      Net cash (used) by investing activities.....................   (451,938)
                                                                     --------
Cash Flows from Financing Activities
  (Decrease) in bank overdrafts and loans from financial
   institutions...................................................   (365,507)
  Increase in long-term loans.....................................     82,780
                                                                     --------
      Net cash (used) by financing activities.....................   (282,727)
                                                                     --------
Translation Adjustment............................................     60,315
                                                                     --------
Net increase in cash and cash equivalents.........................   (158,444)
Cash and cash equivalents at the beginning of year................    303,573
                                                                     --------
Cash and cash equivalents at the end of year......................    145,129
                                                                     ========

 Notes to the consolidated financial statements form an integral part of these statements.

          GSS ARRAY TECHNOLOGY PUBLIC COMPANY LIMITED AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                      For the Year Ended November 24, 1997

1. Effect of Economic Crisis

   Many Asia Pacific countries, including Thailand are experiencing severe economic difficulties relating to currency devaluations, volatile stock markets, and slowdown in growth. The operations of the Company have been affected to a certain level, and will continue to be affected for the foreseeable future, by the financial and economic uncertainty in the Asia Pacific region.

   The Company currently generates all its income from exports denominated in US dollars.

2. Basis for Preparation of the Financial Statements

     2.1 The consolidated financial statements for the year ended November 24, 1997 are presented in accordance with the form of balance sheet and profit and loss statement for public companies as required by the Ministerial Regulation No. 7 B.E. 2539 (1996), dated October 25, 1996, issued under the Public Companies Act, B.E. 2535 (1992) and effective for accounting periods starting on January 1, 1997.

     2.2 The consolidated financial statements include the accounts of GSS Array Technology Public Company Limited and its subsidiaries, prepared after eliminating significant intercompany transactions and balances.

     The percentages of shareholding in subsidiaries are as follows:

                                                                        1997
                                                                        % of
                                                                    shareholding
                                                                    ------------
       GSS Array Technology
        (Singapore) Pte., Ltd.
        (Incorporated in Singapore)................................    100.00
       GSS Array Technology Inc.
        (Incorporated in U.S.A.)...................................    100.00
       GSS Array Technology Limited
        (Incorporated in United Kingdom)...........................    100.00

     2.3 Balance sheet and statement of income of foreign subsidiaries are translated into Baht at the exchange rates prevailing at the balance sheet date and the average exchange rates, respectively. The differences are included in the accumulated foreign currency translation adjustments in the shareholders' equity.

3. Significant Accounting Policies

     3.1 Cash and cash equivalents consist of cash in hand and all types of deposits at banks and at financial institutions with original maturities of 3 months or less.

     3.2 Allowance for doubtful accounts is based on management's evaluation of specific accounts which are considered uncollectible.

     3.3 Inventories are stated at cost or market value, whichever is the lower. Cost is determined by the first-in, first-out (FIFO) method.

     3.4 Investments in related parties are presented by the equity method.

          GSS ARRAY TECHNOLOGY PUBLIC COMPANY LIMITED AND SUBSIDIARIES

     3.5 Property, plant and equipment are stated at cost.

     Interest incurred on funds borrowed during the construction period relating to the expansion program is capitalized. After completion of construction and start of production, interest incurred is recorded as an expense.

     The Company calculates depreciation by the straight-line method, based on the estimated useful live of the assets over 5-20 years.

     Subsidiaries calculate depreciation by the straight-line method, based on the estimated useful lives of the assets, over 4-6 years. Leasehold improvement is amortized over the lease period.

     3.6 The excess of cost over book value of investments in subsidiaries at the time of acquisition is accounted for as goodwill and is amortized over 20 years.

     3.7 Property for disposal consist of land, buildings and building improvement at Rangsit plant. Buildings and building improvement are stated at book value as of December 24, 1996 which is the date of closing down that plant. Land is stated at cost.

     3.8 Deferred charges included in other assets are amortized over 10 years.

     3.9 Deferred income tax is provided for timing differences between financial and tax reporting purposes. The deferred income tax will be allocated to future periods when the timing differences are allowed.

     3.10 Assets and liabilities denominated in foreign currencies at the end of the year are converted into Baht at the rates of exchange prevailing on that date. Profit or loss on exchange is recognized in the statement of income.

     Loss on exchange in connection with assets and liabilities denominated in foreign currencies outstanding at July 2, 1997 upon the introduction of the managed float system of the Baht by the Ministry of Finance, inclusive of the portion settled before the year-end and the remaining portion at year-end is presented as a loss from the application of the managed float exchange system and shown as an extraordinary item in the statement of income.

     3.11 Income tax expenses are based on profit computed by the cost method in accordance with the procedures specified by the Revenue Code.

     3.12 Net profit per share are based on the number of ordinary shares outstanding at the balance sheet date. In case of a capital increase, the number of shares are weighted according to time of subscription received for the increased issued and paid-up capital.

4. Supplemental Disclosures of Cash Flow Information

     4.1 Cash and cash equivalents consist of the following:

                                                                   Consolidated
                                                                       1997
                                                                   -------------
                                                                   Thousand Baht
     Cash in hand and at banks....................................    125,704
     Short-term investment........................................     29,425
                                                                      -------
                                                                      155,129
     Less Deposits with maturity of more than 3 months............    (10,000)
                                                                      -------
                                                                      145,129
                                                                      =======

          GSS ARRAY TECHNOLOGY PUBLIC COMPANY LIMITED AND SUBSIDIARIES

     4.2 Cash paid for interest and income tax are as follows:

                                                                   Consolidated
                                                                       1997
                                                                   -------------
                                                                   Thousand Baht
     Interest.....................................................    152,707
     Income tax...................................................     11,861

     4.3 Non-cash item

     Property, plant and equipment was transferred to property for disposal amounting to Baht 123,381 thousand in 1997.

5. Short-Term Investments

   As at November 24, 1997, fixed deposits at banks of Baht 10,000 thousand have been pledged as security against bank overdrafts (see note 9).

6. Inventories

   Inventories consist of the following :

                                                                   Consolidated
                                                                       1997
                                                                   -------------
                                                                   Thousand Baht
     Finished goods...............................................      77,202
     Work in process..............................................     493,424
     Raw materials................................................   1,421,495
     Raw materials in transit.....................................      28,789
                                                                     ---------
                                                                     2,020,910
     Less Provision for obsolete stock............................    (111,710)
                                                                     ---------
                                                                     1,909,200
                                                                     =========


7. Property, Plant and Equipment

   Property, plant and equipment consist of the following :

                                                                   Consolidated
                                                                       1997
                                                                   -------------
                                                                   Thousand Baht
   Land...........................................................     121,700
   Buildings......................................................     632,601
   Buildings improvement..........................................     189,162
   Machinery and equipment........................................   1,255,481
   Vehicles.......................................................      15,226
   Furniture, fixture and office equipment........................     125,626
                                                                     ---------
                                                                     2,339,796
   Less Accumulated depreciation..................................    (842,036)
                                                                     ---------
                                                                     1,497,760
   Construction in progress.......................................      12,362
                                                                     ---------
                                                                     1,510,122
                                                                     =========
   Depreciation for the year......................................     247,330
                                                                     =========

          GSS ARRAY TECHNOLOGY PUBLIC COMPANY LIMITED AND SUBSIDIARIES

   The Company has mortgaged land, buildings and a part of machinery and equipment with banks as security against loans from banks and long-term loans (see notes 9 and 10).

   The Company has commenced construction of its new plants. During the year 1997, the Company has capitalized interest as part of the cost of plant for Baht 3.5 million.

8. Property for Disposal

   Property for disposal consist of the following:

                                                                   Consolidated
                                                                       1997
                                                                   -------------
                                                                   Thousand Baht
   Land...........................................................     53,996
   Building.......................................................     56,958
   Building improvement...........................................     74,243
                                                                      -------
                                                                      185,197
   Less Accumulated depreciation..................................     61,816
                                                                      -------
                                                                      123,381
                                                                      =======

9. Bank Overdrafts and Loans from Financial Institutions

   Bank overdrafts are secured by the pledge of fixed deposits of the Company (see note 5).

   Loans from financial institutions are secured by land, buildings and a part of machinery and equipment (see note 7).

10. Long-Term Loans

   Long-term loans consist of the following:

                                                                   Consolidated
                                                                       1997
                                                                   -------------
                                                                   Thousand Baht
   Loans repayable every 3 months from 1998 to 2000...............     956,952
   Loans of foreign subsidiaries..................................     143,659
                                                                     ---------
                                                                     1,100,611
   Less Current portion...........................................    (353,481)
                                                                     ---------
                                                                       747,130
                                                                     =========

   Long-term loans of the Company and foreign subsidiaries denominated in foreign currency of US$28 million as of November 24, 1997, carry interest at the rate of LIBOR +3 and are secured by land, buildings and a part of machinery and equipment (see note 7) and carry restrictive covenants pertaining to the performance and the debt-equity ratio.

11. Share Capital

   On November 21, 1996, the shareholders passed a resolution to increase the registered capital from Baht 210,000,000 to Baht 220,500,000 by an issue of 1,050,000 ordinary shares of Baht 10.00 par value each as accommodation of the exercise of warrants (see note 17).

          GSS ARRAY TECHNOLOGY PUBLIC COMPANY LIMITED AND SUBSIDIARIES

   The Company duly registered the increased share capital with the Department of Commercial Registration on December 17, 1996.

12. Statutory Reserve

   Under the Public Companies Act, the Company is required to set aside as a statutory reserve at least 5% of its net profit, after accumulated deficit brought forward (if any), until the reserve is not less than 10% of the authorized capital.

13. Foreign Currency

   Change in cumulative translation adjustment of foreign currency financial statement.

                               1997
                           -------------
                           Thousand Baht
   Cumulative translation
    adjustment brought
    forward...............     5,857
   Cumulative translation
    adjustment occurred
    during the period.....    60,315
                              ------
   Cumulative translation
    adjustment carried
    forward...............    66,172
                              ======

   Exchange and translation gains (losses) on an after-tax basis included in consolidated operating results in 1997 amount to Baht (115,102) thousand.

14. Loss on the Application of the Managed Float Exchange System

   For the year ended November 24, 1997, loss on the application of the managed float exchange system which was calculated by translating the assets and liabilities denominated in foreign currencies into Baht as described in note
3.10 to the financial statements and presented as an extraordinary item in the profit and loss statement amounted to Baht 259,230 thousand or Baht 222,896 thousand after deducting the applicable income tax benefit.

15. Investment Promotion Certificates

   The Company is granted certain rights and privileges as a promoted industry under the Investment Promotion Act of B.E. 2520 (1977), including exemption from customs duties for certain machinery imported for the manufacturing plant, and exemption from income tax on profit from the operations as follows:

   Investment promotion certificate No.
    15354/1995 dated May 31, 1995......... Exemption from income tax on profit from the project at Nakornrachsima
                                           for a period of 8 years from the
                                           date of receiving operating
                                           revenues.

   Investment promotion certificate No.
    7012/Yor/1996 dated April 26, 1996.... Exemption from income tax on profit from the project at Ayudhaya for a
                                           period of 7 years from date of
                                           receiving operating revenues.

   The Company thus has to comply with certain conditions contained in the promotion certificates.

          GSS ARRAY TECHNOLOGY PUBLIC COMPANY LIMITED AND SUBSIDIARIES

16. Long-Term Lease Agreements

   The Company and subsidiaries have long-term lease agreements with amount of lease payments as follows:

                                                                   Consolidated
   Year                                                                1997
   ----                                                            -------------
                                                                   Thousand Baht
   1997...........................................................       --
   1998...........................................................    42,309
   1999...........................................................    33,539
   2000...........................................................    57,026
   2001...........................................................    49,446
   2002...........................................................    37,483
   2003-2005......................................................    88,045

17. Stock Option Plan

   On November 21, 1996, the shareholders passed a resolution to issue 1,050,000 ordinary share warrants to be allocated to certain directors and employees of the Company. The issued warrants will not be listed in The Stock Exchange of Thailand. The holders of warrants will have the right to buy ordinary shares of the Company according to the ratio and the exercise price stated in the warrants and these warrants can be exercised over the 5 year period.

   In addition, the shareholders also passed a resolution to increase the registered capital by Baht 10,500,000 by an issue of 1,050,000 new ordinary shares of Baht 10.00 par value each, as accommodation for the exercise of warrants (see note 11).

18. Commitment and Contingent Liabilities

   The Company has contingent liabilities to bank for letters of guarantee as at November 24, 1997 amounting to Baht 24 million.

          GSS ARRAY TECHNOLOGY PUBLIC COMPANY LIMITED AND SUBSIDIARIES

19. Financial Information by Segment

   The Company and its subsidiaries' operations involve a single industry segment in electronic component assembly and carried on business in Thailand and foreign geographic areas. Geographical segment information of the Company and its subsidiaries as of and for the year ended November 24, 1997 is as follows:

   1997

                                         Consolidated (Million Baht)
                                ----------------------------------------------
                                Domestic Foreign Total Elimination Grand total
                                -------- ------- ----- ----------- -----------
   Net sales
     --Outside customers.......  4,767    2,915  7,682      --        7,682
     --Other segment...........    149      --     149     (149)        --
                                 -----    -----  -----   ------       -----
                                 4,916    2,915  7,831     (149)      7,682
                                 -----    -----  -----   ------       -----
   Other income
     --Outside customers.......    137      --     137      --          137
     --Other segment...........    --       188    188     (188)        --
                                 -----    -----  -----   ------       -----
                                   137      188    325     (188)        137
                                 -----    -----  -----   ------       -----
   Operating profit............                                         812
   Expense.....................                                        (560)
   Interest expense............                                        (159)
   Income tax..................                                          (8)
                                                                      -----
   Profit before extraordinary
    item.......................                                          85
   Extraordinary item..........                                        (223)
                                                                      -----
   Net profit (loss)...........                                        (138)
                                                                      =====
   Property, plant and
    equipment..................  1,226      284  1,510      --        1,510
   Others......................  3,250    1,641  4,891   (1,055)      3,836
                                 -----    -----  -----   ------       -----
   Total assets................  4,476    1,925  6,401   (1,055)      5,346
                                 =====    =====  =====   ======       =====

20. Matter Arising After the Balance Sheet Date

   There is a notification from the Company Chief Operating Officer to it's employees dated December 8, 1997 to close down the factory at Nakornrachsima and move all machinery and production to Hi-tech Industrial Estate at Ayudhaya.

   Book value of assets at Nakornrachsima plant as of November 24, 1997 for disposal are as follows:

                                                            Accumulated   Book
                                                     Cost   depreciation  value
                                                    ------- ------------ -------
                                                           Thousand Baht
   Land............................................  27,179       --      27,179
   Buildings....................................... 210,225    15,659    194,566
   Buildings improvement...........................   1,331       241      1,090
                                                    -------    ------    -------
                                                    238,735    15,900    222,835
                                                    =======    ======    =======

   Losses that may arise from disposal cannot be determined at this time. Employee severance pay for Baht 17 million and relocation expense for Baht 7 million have been provided for in the statement of income.

                                   * * * * *